EXHIBIT 99.1

                             GSC Acquisition Company
                              Investor Presentation
                           Regarding Complete Energy

                                   August 2008

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. The words "anticipates", "may", "can", "believes", "expects", "projects", "intends",
"likely", "will", "to be" and other expressions that are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of GSC Acquisition
Company ("GSCAC") and/or Complete Energy Holdings, LLC ("Complete Energy", "CEH" or the "Company")
to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties regarding the timing of the proposed transaction with Complete
Energy, whether the transaction will be approved by GSCAC's stockholders, whether the closing conditions will be satisfied (including receipt of regulatory approvals), as well as industry and economic conditions, competitive, legal, governmental and technological factors. There is no assurance that GSCAC's or Complete Energy's expectations will be realized. If one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

                                                 1

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made with respect to a proposed merger and related transactions involving GSCAC and Complete Energy. In connection with these proposed transactions, GSCAC has filed with the Securities Exchange Commission ("SEC") a preliminary proxy statement, and GSCAC intends to file with the SEC and mail a definitive proxy statement and other relevant documents to GSCAC's stockholders when it becomes available. The information contained in this communication is not complete and may be changed. Before making any voting or investment decisions, GSCAC's stockholders and other interested persons are urged to read, when it becomes available, GSCAC's preliminary proxy statement, and any amendments thereto, and the definitive proxy statement when it becomes available, in connection with GSCAC's solicitation of proxies for the special meeting to be held to approve the merger and any other relevant documents filed with the SEC because they will contain important information about Complete Energy, GSCAC and the proposed transactions. The definitive proxy statement will be mailed to GSCAC stockholders as of a record date to be established for voting on the proposed merger. Stockholders and other interested persons will also be able to obtain a copy of the preliminary and definitive proxy statements once they are available, without charge, at the
SEC's web site at http://www.sec.gov or by directing a request to: GSC Acquisition Company, 500
Campus Drive, Suite 220, Florham Park, New Jersey 07932, Facsimile: (212) 884-6184.

PARTICIPANTS IN THE SOLICITATION

GSCAC, its directors and officers may be deemed to be participants in the solicitation of proxies to
GSCAC's stockholders in connection with the merger. A list of the names of those directors and officers and a description of their interests in GSCAC is contained in GSCAC's preliminary proxy statement, which is filed with the SEC, and will also be contained in GSCAC's definitive proxy statement when it becomes available. GSCAC's stockholders may obtain additional information about the direct and indirect interests of the participants in the acquisition, by security holdings or otherwise, by reading GSCAC's proxy statement and other materials to be filed with the SEC when such information becomes available.

Nothing in this communication should be construed as, or is intended to be, a solicitation for or an offer to provide investment advisory services.

                                                 2

Growth Opportunity in Power Generation

o    Increasing global competition for energy and growing domestic consumption are driving growth in demand for power generation infrastructure

     o    Resulting in increasing replacement cost and value of generation assets

o    U.S. projected growth will outstrip currently identified generation projects

     o    Strong barriers to entry for new development

The Expanding Energy Gap

Projected US Load Growth        Projected Additional Generation

Source: NERC 2007 Long-Term Reliability Assessment Report

                                                 3

Why Invest in Complete Energy Now?

o    Skilled and experienced management team that is highly incentivized to grow the Company

o    Strong and continuing growth in the U.S. power sector

o    Favorable power market dynamics and robust growth in California and the Southeast -- Complete
     Energy's key regional markets

o    Existing portfolio of highly efficient, low emissions gas-fired assets

o    Transaction supported by leading group of experienced institutional investors, including GSC
     Group and TCW Group

                                                 4

Complete Energy Investment Highlights

Experienced Management & Strong Sponsorship

o    Managed by a team of industry veterans with a wealth of knowledge in energy asset acquisition and management

     o    Proven track record in operations, maintenance, commodity risk management, labor relations, regulatory compliance, accounting, finance and M&A

o    Significant involvement from GSC Group and TCW Group, leading institutional investors

Platform for Growth

o    Significant development and acquisition opportunities

     o    Expanding gap between electricity supply and demand

     o    Over 17,000 MW of capacity currently for sale in the U.S.

o    Expansion opportunities at existing facilities at a material discount to replacement cost due to existing infrastructure

     o    Solar expansion under development at La Paloma

Well-Positioned in Tightening Power Markets

o    California market is close to supply/demand imbalance, resulting in rising asset values ($/kW)
     and revenues as evidenced by Power Purchase Agreements ("PPAs") currently being signed by
     California utilities

     o    California is in the process of redesigning their market structure to stimulate the construction of new generation

o    Population and economic growth in the Southeast combined with aging coal-fired generation will likely result in continued tightening of reserve margins and increasing power revenues

     o    Recent precedent transactions in the Southeast reflect increasing asset values

Attractive Valuation

o    Market fundamentals support a valuation in excess of purchase price

o    Current valuation represents a 42% discount to replacement cost. As the supply/demand balance continues to tighten, market pricing will likely support valuations of at least replacement cost

o    Replacement costs are expected to continue to escalate due in part to the global demand for infrastructure

                                                 5

Experienced Management Team

o    High quality management team able to rapidly grow the company and take advantage of favorable industry dynamics. Full range of in-house capabilities including:

     o    Operations: physical operations, commodity trading and hedging, tolling, asset management, development and construction

     o    M&A: responsible for over $40 billion in M&A transactions in the power, utilities and oil and gas sectors

     o    Finance: Debt origination, debt management, financial hedging and accounting

Hugh Tarpley
CEO
27 years of industry experience
Co-founder of Complete Energy in 2004
Head of M&A and executive committee at Dynegy (1997-2002)
President of British Gas Americas, a division of British Gas (1992-1997)
Treasurer of VICO, an exploration and production company (1982-1992)

Lori Cuervo
President and COO
22 years of industry experience
Co-founder of Complete Energy in 2004
Strategic Planning Director at Allegheny Energy, Inc. (2003)
Senior Financial Analyst and Asset Manager at NRG Energy, Inc. (2001-2003)
Project Director at DAI Management Consultants (1995-2001)
Engineer and Financial Analyst at EG&G / Morgantown Energy Technology Center (1990 - 1995)
Senior Associate at RCG / Halger, Bailly, a management consulting firm specializing in electric generation and infrastructure project analysis (1987-1990)

Peter Tellegen
CFO
23 yrs of industry experience
Vice President Strategy & Planning and Vice President of Strategic Market Analysis at Dynegy (1998-2005)
Director, Corporate Development at Enron (1995-1998)
Evaluation and Planning Coordinator at British Gas Americas (1994-1995)

                                                 6

Strong Sponsor Support

GSCAC Founder & Manager

- Alternative asset manager with $22 billion of AUM as of 3/31/08
- Senior management team with over 60 years of combined experience in both private and public investments
  - Experience across many industries
  - Demonstrated ability to creatively structure and negotiate deals
  - Successful track record of value creation
- Disciplined and proven investment process focused on long term value
  - Current and previous investments in 37 control or shared-control situations since 1999
  - Successful public market deals include Regal Entertainment Group, R.R. Donnelly / Moore Corp. and Purina Mills
  - Active participation and oversight of portfolio companies
- Prior to announcing the proposed acquisition of Complete Energy, GSCAC leveraged the skills and experience of its senior investment professionals to:
  - Source the deal
  - Undertake an extensive due diligence process
  - Determine an appropriate valuation
  - Structure and negotiate the transaction

Experienced Power Sector Investor

- Asset manager with $131 billion of AUM as of 3/31/08
  - Current AUM of $7 billion in global energy sector
- Invested in the U.S. power sector continuously since 1987
- Have partnered with and invested in Complete Energy since 2005
  - Originally invested in both La Paloma and Batesville through mezzanine debt financing
- TCW's desire to convert the majority of its debt position to equity reflects:
  - The belief that the valuation implied by the transaction is compelling
  - Confidence in the Complete Energy management team to optimize its existing asset portfolio and grow both organically and through acquisitions
- The TCW managed funds will receive consideration including approximately 14 million GSCAC common shares and will own approximately 26% of the Company, making them the largest block of shareholders

7

Description of the Facilities


McKittrick, CA
Batesville, MS
La Paloma
> 1,022 MW
> Natural gas-fired, combined cycle
> Electrical interconnection: ZP-26 with deliverability into NP-15 and SP-15
> Gas supply: Kern Mojave Pipeline
Batesville
> 837 MW
> Natural gas-fired, combined cycle
> Electrical interconnection: TVA and Entergy regions
> Gas supply: ANR Pipeline, Tennessee Gas Pipeline and Trunkline Gas Co

Plant	Market	In-service Date	Approx. Heat Rate (Btu/kWh)	Technology	Off-take Status [1]	Expansion capacity
La Paloma	CAISO	2003	6,950	Alstom GT-24	■ 75% contracted through 12/2012[2]	■ Site: 446 acres supports development of solar capacity on site ■ Plant infrastructure supports an additional 250-450 MW of CCGT or CT capacity
Batesville	SERC	2000	7,100	501F Siemens-Westinghouse	■ 100% contracted through 5/2013[3] ■ 33% contracted through 12/2015[4]	■ Plant infrastructure designed to support additional CCGT unit up to 270 MW

Notes:
1 Based on the number of units which are currently contracted
2 MS toll (3 units) expiring on 12/31/12 can be extended for up to five one-year terms on one unit at the option of MS through 2017
3 J. Aron PPA (2 units) expiring on 05/31/13 can be extended to 09/30/13 at the option of J. Aron
4 SMEPA PPA (1 unit) expiring on 12/31/15 can be extended for an additional 5 years until 12/31/20 at the option of SMEPA

8

GSC ACQUISITION COMPANY

Positioned for Growth

Tightening Power Markets

La Paloma:

    California market is close to a supply/demand imbalance

    Based on the terms of a recently signed PPA, La Paloma's estimated EBITDA would be $162 million. See page 25 for details We believe that La Paloma's valuation is approaching replacement cost, which continues to increase

Batesville:

     Southeast region is rapidly tightening due to rapid population and economic growth

     Recent M&A transactions reflect increasing asset values in the region; Southaven transaction reflects a value ($/kW) in excess of purchase price for Batesville

Expansion of Existing Assets

La Paloma:

    Solar project (40+ MWs) currently
    under development Potential to expand
    capacity by 250-450 MW (peaking or
    CCGT)

     Lower costs of construction due to excess transmission (500 MW), excess water entitlements (250
     MW), direct access to fuel and existing balance of plant infrastructure

Batesville:

    Potential to expand by adding one unit (270 MW)

M&A and Other

     Build the Company's generation portfolio and achieve meaningful scale by targeting acquisitions of modern and efficient gas-fired facilities in regions with strong underlying market fundamentals

          Because of the size of Complete Energy's current portfolio (1,859 MW), we believe the impact to equity value of an acquisition should be substantial

     Recently proposed carbon legislation would likely increase Complete Energy's EBITDA by increasing power prices to reflect a carbon tax for less efficient producers, and by potentially removing older facilities from the market

     Deleveraging due to strong cash flow generation

                                                 9

Attractive Valuation

Pro Forma Valuation of GSCAC	($mm)
Current Share Price ($) [1]	9.42
Fully Diluted Shares (mm) [2,3]	53.9
Pro Forma Fully Diluted Equity Value	**508**
Pro Forma Net Project Debt [4]	622
New Mezzanine Note	50
Minority Interest [5]	203
Pro Forma Enterprise Value	**1,383**
Allocated EV: La Paloma	958
Allocated EV: Batesville	426

Notes:

1 Share price of $9.42 as of 7/30/08

2 Number of shares issued at closing assumes an average $10.00 share price during relevant 20-day period before closing. Excludes the 3.5mm contingent shares issuable when the stock price reaches $14.50 and 3.5mm contingent shares issuable when the stock price reaches $15.50. Assumes that no GSCAC shareholders exercise their rights to have their shares converted into cash. The exact number of shares issued will be subject to the average share price, Complete Energy's actual net debt at closing and other adjustments

3 Includes 25.2 mm existing GSCAC shares representing approximately a 46.7% interest and 5.0mm existing GSCAC warrants based on the Treasury method (24.7 mm warrants with a $7.50 strike price at share price of $9.42) representing approximately a 9.3% interest

4 Existing net project debt less $4.6mm of cash in trust which will remain on the balance sheet

5 Assumes minority shareholders do not participate in the transaction. Implied value of minority interest based on a $10.00 share price

6 As per Black & Veatch estimates taken from Black & Veatch data compiled solely for use by GSC Acquisition Company pursuant to Consulting Services Agreement between GSC Acquisition Company and Black & Veatch Corporation dated February 15, 2008, and upon which reliance by third parties shall be strictly at their own risk

7 Weighted average replacement cost for portfolio

Replacement Cost Valuation

	La Paloma	Batesville	Complete Energy
Pro Forma Allocated EV ($mm)	958	426	1,383
Net Installed Capacity (MW)	1,022	837	1,859
Implied EV/kW ($/kW)	937	508	744
Estimated Replacement Cost ($/kW) [6]	1,400	1,130	1,278 [7]
Estimated Discount (%)	**33.1%**	**55.0%**	**41.8%**
EV @ Current Estimated Replacement Cost ($mm)	**1,431**	**946**	**2,377**

- As markets approach equilibrium, the existing Complete Energy portfolio is expected to approach replacement cost
  - Black & Veatch estimates the cost of a new combined cycle gas turbine ("CCGT") is $1,400/kW in California and $1,130/kW in SERC [6]
  - PG&E recently filed an application to build a 560 MW CCGT in California (NP-15) at a cost of $850 million, or $1,518/kW
- Black & Veatch used their proprietary market model to estimate that La Paloma's EBITDA in market equilibrium would be $200 million and Batesville's would be $114 million [6]
- Based on the terms of a recently signed PPA in California (NP-15), La Paloma's EBITDA would be $162 million. See page 25 for details
  - This supports our belief that the California market is at or close to equilibrium

GSC ACQUISITION COMPANY

10

CE

Attractive Valuation Relative to Calpine

Relative Valuation: Complete Energy vs. Calpine

	Gross Capacity [1] (MW)	EV/kW ($)	Value ($mm)
Calpine Share Price (as of 7/30/08) ($)			18.00
Fully Diluted Shares (mm) [2]			500
Calpine Market Capitalization			9,000
Net Debt + Minority Interest [3]			9,805
Calpine Enterprise Value	23,935	786	18,805
Versus			
Complete Energy	1,859	744	1,383
Premium / (Discount) – CEH vs. Calpine		(5.3%)	

Implied Valuation of CEH Based on Current Calpine Enterprise Value

Sum-of-the-Parts Valuation by Asset Class

	CALPINE MWs [1,4]	CALPINE $/kW [4]	CALPINE Est. EV	CE MWs	CE $/kW	CE Est. EV
CCGT – 1st Tier	10,196	1,093	11,146	1,859	744	1,383
CCGT – 2nd-4th Tier	7,789	369	2,876			
Peaking / Cogen	5,225	556	2,907			
Geothermal	725	2,587	1,876			
Total	23,935	786	18,805	1,859	744	1,383
	Value of CPN's 1st Tier CCGTs			**Implied Value of CEH**		
	MWs [1]	$/kW [5]	Est. EV	MWs	$/kW	Est. EV
Total	10,196	1,093	11,146	1,022	1,215	1,241
Less:						
Texas	4,023	1,038	4,178			
Northeast	537	1,312	704			
SERC / SPP	904	570	515	837	570	477
Implied WECC	4,732	1,215	5,748	1,859	924	1,719

- CEH is currently valued at a discount to Calpine despite:
  - CEH's exposure to more attractive markets
    - Only 22% of Calpine's installed capacity is located in California (18% in NP-15, 3% in SP-15, 1% in ZP-26)
  - CEH has 100% highly efficient, gas-fired facilities compared to Calpine which has 43% ("1st Tier CCGT" assets)
- CEH is valued in this transaction about $334 million ($3.34 per share) lower than the $/kW valuation implied by Calpine's current share price

Notes:

1. Total gross installed capacity as per Calpine filings adjusted for assets sold since filing date and excluding capacity under construction
2. Includes 64 million of additional shares reserved for disputed unsecured claims and general contingencies relating to Calpine's bankruptcy
3. As of 3/31/08
4. Tiering, $2,587/kW for Geothermal and gas technology relative values (1st tier CCGT at 100%, CCGT Tier 2-4 at 34% weighted average, Peaking/Cogen at 51% weighted average) based on Lehman Brothers "Powering Up" research report dated 02/28/08
5. Regional premium/(discount) of 20% for Northeast and (5%) for Texas based on Citigroup "Merchant Power Snapshot" research report dated 05/29/08. SERC/SPP multiple based on precedent transactions

GSC ACQUISITION COMPANY
11
CE

Strong Equity Growth with Limited Downside

    Limited downside due to value approaching replacement cost

                                                 12

Summary of Investment Opportunity

     Management team poised to capture the growth opportunities in the power industry and expand existing asset base

     Valuation relative to Calpine indicates Complete Energy is undervalued by more than $3 per share

     Material increase in shareholder value from expansion, development and acquisitions

     Market equilibrium presents substantial increase in shareholder value with limited downside risk

                                                 13

Transaction Overview

Purchase price of $1.3 billion enterprise value for 100% of Complete Energy and all of the equity in its two natural gas-fired generating facilities

     $900  million  purchase  price for La Paloma $400  million purchase price for Batesville

 Approximately $183 million of cash expected from GSCAC

Approximately $237 million in total equity to Complete Energy owners and TCW group at closing
Management will receive only equity consideration

     TCW's expected consideration includes approximately $140 million of equity in GSCAC

Approximately $203 million implied value of minority interests in La Paloma and Batesville Offers have been made to all minority shareholders to participate

 $627  million of net project  debt  retained  $50 million
 new mezzanine note

3.5 million contingent shares issuable when the stock price reaches $14.50 within 5 years and 3.5 million contingent shares issuable when the stock price reaches $15.50 within 5 years

     56% of these contingent shares are issuable to management

3.0 million of additional contingent shares will be issuable if all minority shareholders participate Executive management to be led by CEH founding members Hugh Tarpley and Lori Cuervo

Experienced, proven management team with in-house talent necessary to oversee growing business and manage through dynamic market conditions

A majority of GSCAC's public stockholders and a majority of the outstanding shares must vote in favor of the transaction

No more than 20% of the shares (minus one share) held by public stockholders may vote against the transaction and exercise their rights to have their shares converted into cash

 Late third quarter 2008

                                                 14

Appendices

Market

Constantly in the News: Supply / Demand Imbalance

" Components and construction materials for nuclear power plants scored the biggest run-up in costs, up 173% -- nearly tripled - since 2000. Most of that increase has taken place since 2005."

                                               The Wall Street Journal

                                                                   23 May 2008

"While both natural gas and coal prices have increased rapidly, natural gas is increasingly important in every region of the country...even in regions where coal has historically dominated --
most noticeably in SERC..."

                                               Natural Gas Intelligence

                                                                    23 June 2008

"With market pressure against building coal assets, the potential for retiring aging coal plants, and the long development cycle for nuclear, we see continued improvement in value and contribution from these [Midwest] gas assets."

                                                            Voxant FD Wire
                                                                      29 May 2008

"Meanwhile, coal expenses may rise. Congress is considering limits on carbon dioxide and other greenhouse gas emissions. The purchase of pollution permits may be required under a measure the
Senate will begin debating next month."

                                                     Global Power Report

"The Electric Reliability Council of Texas' independent market monitor said this week that while the reliability council should continue to tweak wholesale market rules to reduce price volatility, price spikes like those the market has experienced the past few weeks play an important role in encouraging the development of new generating capacity in ERCOT"

                                                     Global Power Report

                                                                     12 June 2008

"A reluctance to build new coal plants over concerns about pending federal legislation that would limit greenhouse gas emissions, and an inability of current power prices to cover the rising costs of new power plant development, has resulted in fewer new power plants built in the last three years, S&P said."

                                                 The Wall Street Journal

                                                                      23 May 2008

"`The fundamentals that have driven costs upward for the past eight years - supply constraints, increasing wages and rising materials costs - remain in place and will continue during 2008,' said
Candida Scott, CERA's senior director of cost and technology."

                                                  Dow Jones Energy Wire

24 May 2008                                                                              27 May 2008

                                                 17

Declining Reserve Margins Will Benefit Existing Generators

Tightening reserve margins drive increasing capacity factors and eventual need for new build

Reserve margins in California are declining...



Reserve Margin (%)
30
25
20
15
10
5
-
(5)
(10)
25.6
18.4
14.7
7.1
15.3
11.4
11.3
9.5
7.6
5.8
3.9
2.0
0.2
(1.6)
(3.4)
(5.1)
Minimum
Reserve Margin = 15%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Source: Black & Veatch [2]

... which has led to higher spark spreads...



Spark Spread ($/MWh)
25
20
15
10
5
-
10.22
13.98
10.08
14.17
23.14
Q1 2004
Q1 2005
Q1 2006
Q1 2007
Q1 2008

Source: Based on NP-15 on-peak power prices and SoCal gas prices sourced from Intercontinental Exchange and assuming a 7,000 Btu/kWh heat rate

... and requires new capacity to be constructed[1]



Cumulative Capacity Required (GW)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
2.2
2.3
3.5
4.7
6.0
7.4
8.8
10.2
11.7
13.2
14.7
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

- Black & Veatch estimates the cost of a new CCGT in California is $1,400/kW [2]
  - Assumes that construction starts today and is completed in 2013
- Construction costs are rising due to growing global demand for commodities and labor and are expected to continue to rise in the near term

Source: Black & Veatch [2]

Notes:

1 Cumulative new build capacity necessary to maintain a minimum 15% reserve margin (after imports)

2 As per Black & Veatch estimates taken from Black & Veatch data compiled solely for use by GSC Acquisition Company pursuant to Consulting Services Agreement between GSC Acquisition Company and Black & Veatch Corporation dated February 15, 2008, and upon which reliance by third parties shall be strictly at their own risk

18

Declining Reserve Margins Will Benefit Existing Generators

Tightening reserve margins drive increasing capacity factors and eventual need for new build capacity

Reserve margins in SERC are declining...

Source:   Based on Entergy on-peak power prices and Henry Hub gas prices sourced from
          IntercontinentalExchange and assuming a 7,000 Btu/kWh heat rate

                   ... particularly in light of the aging coal fleet in the region

.... and requires new capacity to be constructed(1)...

  Source:Ventyx

Source:  EIA Form 860              Gas   Coal

Note:

1    Cumulative new build capacity necessary to maintain a minimum 15% reserve margin (after imports)

                                                 19

Financials

Normalized EBITDA Methodology

"Normalized" results and projections include adjustments for timing of planned major maintenance and non- recurring events including:

Major Maintenance

--   Each of La Paloma's four units requires a 45-day "C" inspection approximately every four years.
     A normalized year assumes one outage annually

     --   For historical periods, expenses associated with additional "C" inspections and lost gross margin based on average monthly commodity prices are added back to EBITDA

--   Batesville normalized major maintenance reflects average annual scheduled fees under Siemens
     LTP, starts-based payments based on an average annual start assumption and an allowance for parts not included under the LTP

Forced outages

--   For historical periods, expenses and lost gross margin related to significant forced outages that management has determined to be non-recurring are added back to EBITDA

     --   Lost gross margin is calculated based on actual loss under Batesville contracts and on outage time and average monthly commodity prices for La Paloma in months that the outages occurred

--   For projected periods, a forced outage rate of 4-5% is assumed

Other non-recurring items

--   Gains on asset sales, one-time corporate expenses and other non-recurring items are excluded from EBITDA

                                                 21

Summary of Normalized EBITDA

($ in millions)	2007 [5] La Paloma	Batesville	Corporate [9]	Combined	2008 [4,5] La Paloma	Batesville	Corporate	Combined
CEH LLC Loss before Min. Interest (per proxy) [1]				(28.0)				
Batesville Income from Op. 1/1/07 - 3/14/07				3.5				
Batesville Interest Expense 1/1/07 - 3/14/07				(4.4)				
Batesville Interest Income 1/1/07 - 3/14/07				0.3				
Loss before Minority Interest				(28.5)				
Interest Expense				85.9 [2]				
KGen Break-up fee/net of costs				(35.0)				
Depreciation and Amortization				31.7 [3]				
Reported / Forecast EBITDA	35.2	21.0	(2.1)	54.1	34.9	22.8	(1.0) [10]	56.7
Normalization of Major Maintenance Costs [6]	-	3.2	-	3.2	14.6	3.6	-	18.2
Non-recurring outage costs [7]	2.5	3.5	-	6.0	-	-	-	-
Lost gross margin due to non-recurring outages [8]	7.5	3.6	-	11.1	9.9	3.1	-	13.0
Non-recurring items	(1.1)	-	2.1	1.0	-	-	-	-
Normalized EBITDA	44.1	31.3	-	75.3	59.4	29.5	(1.0)	87.9

Notes:

1 Does not include financial results of Batesville from 1/1/07 - 3/14/07
2 Includes $4.4mm of interest expense related to financial results of Batesville from 1/1/07 - 3/14/07
3 Includes $5.0mm of D&A related to financial results of Batesville from 1/1/07 - 3/14/07
4 2008 reflects Q1 2008 actual results and management forecast for the remainder of the year. La Paloma and Batesville EBITDA is net of $4.6 million of allocated corporate overhead
5 2007 and 2008 financials reflect 100% consolidation and reporting basis
6 Batesville major maintenance normalized to reflect expected annual costs under LTP. La Paloma 2008 major maintenance cost normalized to reflect one major "C" outage versus three in 2007
7 Includes repair and insurance deductible expenses related to forced outage events
8 Batesville lost gross margin includes capacity payment losses in 2007 and estimated impact of 2007 Unit 2 outage on 2008 PPA revenues. 2007 La Paloma lost gross margin relates to the impact of non-recurring outages. 2008 reflects the impact of additional "C" inspections and planned full plant outage related to natural gas pipeline maintenance
9 2007 corporate expenses are normalized to exclude non-recurring business development costs
10 Assumed annual expense of $1.0 million related to being a public company

GSC
ACQUISITION COMPANY
22
CE

Valuation

Recent Announced Construction Projects

Peaking facilities in California are currently being built at costs in the range of $1,000/kW

	Peaking				CCGT
	Humboldt Bay	Starwood–Midway	Panoche Energy	Sentinel Energy	Tesla Generating Facility
Sponsor	PG&E	Starwood Energy	Energy Investors Fund (EIF)	Competitive Power Ventures	PG&E
Offtaker	PG&E	PG&E	PG&E	SCE	PG&E
Type	Redevelopment/ Brownfield	Greenfield	Greenfield	Greenfield	Redevelopment/ Brownfield
Contract Term / Type	Utility	15-year PPA	20-year Toll	10-year PPAs	Utility
Zone	NP-15	ZP-26	NP-15	SP-15	NP-15
Fuel Type	Natural Gas	Natural Gas	Natural Gas	Natural Gas	Natural Gas
Technology	Wärtsilä 18V50DF	Pratt & Whitney FT8-3 SwiftPac	GE LMS100	GE LMS100	CCGT
Estimated Commissioning Date	Fall-2009	May-2009	Aug-2009	Aug-2010	Summer-2012
Net Installed Capacity (MW)	163	120	400	800	560
Estimated Construction Cost ($mm)	>156 [1]	121 [2]	415	800	850
Implied Cost / kW ($)	961	1,012	1,038	1,000	1,518
Average Cost $ / kW				1,003	1,518

Source: California Energy Commission filings, company press releases, Moody's Investor Service



HUMBOLDT BAY
Eureka
NP15
TESLA GENERATING FACILITY
Alameda County
PANOCHE ENERGY
STARWOOD–MIDWAY
Fresno
ZP26
Bakersfield
SP15
LA PALOMA
Desert Hot Springs
SENTINEL ENERGY

Typically, the cost of a new CCGT is 30-50% above the cost of a peaking plant, implying replacement cost of $1,300/kW-$1,500/kW for La Paloma

Notes:

1 Estimated at over €100 million construction cost converted to US$ at an exchange rate of €1.00 = US$1.57 as of 7/24/08

2 Based on $85mm of project financing which Complete Energy's management assumes made up 70% of total construction cost with the remaining 30% of equity contribution by the sponsor

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Implications of Current PPA Market Pricing

Panoche Energy Center Overview: NP-15 Zone, CA

Project Overview

Net Installed Capacity (MW)	400
Construction Cost ($mm) [1]	415
Implied Cost / kW ($)	1,038
Estimated Commission Date	August 2009
Technology	Simple-Cycle GE LMS 100
Fuel Type	Gas-Fired
Guaranteed Heat Rate (Btu/kWh)	9,100-9,400

Contract Terms / Market Pricing

Offtaker / PPA Counterparty	PG&E
Term	20 years through 2029
Fixed Capacity Payments ($/kW-yr)	110.50
Fixed O&M Payment ($/kW-yr)	20.98
Total ($/kW-yr)	131.48
La Paloma Heat Rate Advantage Adjustment	
Additional Revenue at 6,950 Btu/kWh ($/kW-yr) [2]	61.00
Total ($/kW-yr)	192.48
Implied Gross Margin @ 1,022 MW ($mm)	197
Less: Fixed O&M	(35)
Implied EBITDA ($mm)	**162**

Source: Complete Energy's management estimates based on PPA information from Moody's Pre-Sale Report, January 2008

Notes:

1 Includes EPC contract, equipment costs, development costs, financing costs and interest during construction as well as soft costs and contingencies

2 Additional energy margin at lower heat rate assumes average gas price of $9.45/MMBTU and is net of all expected CAISO costs including GMMs

EBITDA Upside for La Paloma



200
180
160
140
120
100
80
60
40
20
-
($mm)
173%
59
162
Normalized 2008E EBITDA[1]
EBITDA Pro Forma for Panoche PPA Price

Note:

1 Normalized for major maintenance expenses and outages. See pages 21-22 for additional details

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GSC ACQUISITION COMPANY

Compelling Valuation of Batesville Based on Recent Precedents

Southaven is a recent and comparable transaction supporting Batesville's valuation

TVA's Acquisition of Southaven

     On April 3, 2008, TVA announced that it would acquire the three-unit, 810 MW Southaven Power combined-cycle combustion turbine facility from Cogentrix Energy, LLC purchase price of $461.3 million

        located in Southaven, Mississippi in SERC region, approximately 50 miles north of Batesville competitively positioned in the SERC market with a heat rate of approximately 7,200 Btu/kWh commenced operations in 2003

     The acquisition represented the most cost-effective solution for TVA to meet its growing peak demand

     The transaction was the result of a very competitive auction for the plant, which was subject to bankruptcy proceedings

        both Kelson Energy and NRG Energy participated in the auction process

Recent Precedent Transactions
                  Redbud            Southaven            Batesville
                   SPP                 SERC              Allocated
                 (Jan-08)            (Apr-08)        Enterprise Value(1)
    Source:      Press releases

Note:

1    Allocated enterprise value based on pro forma enterprise value. See page 10 for details

                                                 26

Transaction Structure

Transaction Structure

GSCAC acquires Complete Energy for implied $1.3 billion enterprise value

Sources & Uses of the Consideration Offered

Sources [1]	($mm)
Existing Net Project Debt	627
GSCAC Shares to Current CEH Owners [2]	69
GSCAC Shares to TCW group	169
New Mezzanine Note	50
Cash from Trust Account	183
La Paloma & Batesville Minority Interests [6]	203
Total Sources	1,300

Uses	($mm)
Existing Net Project Debt	627
Cash to Repay HoldCo Debt & Fees	133
Cash to TCW group	50
New Mezzanine Note	50
GSCAC Shares to TCW group	169
GSCAC Shares to Current CEH Owners [2]	69
La Paloma and Batesville Minority Interests [6]	203
Total Uses	1,300

Pro-forma Common Ownership [5,6]


TCW
26.0%
GSCAC
Diluted
Shares[3]
56.0%
Other
Existing
Investors
5.3%
CEH
Shareholders
12.7%

Pro Forma Capitalization	($mm)	(%)
Pro Forma Net Project Debt [4]	622	45.0
New Mezzanine Note	50	3.6
Total Net Debt	**672**	**48.6**
Equity [5]	508	36.7
Minority Interest [6]	203	14.7
Total Pro Forma Capitalization	**1,383**	**100.0**

Notes:

1. Number of shares issued at closing assumes an average $10.00 share price during relevant 20-day period before closing. Excludes the 3.5mm contingent shares issuable when the stock price reaches $14.50 and 3.5mm contingent shares issuable when the stock price reaches $15.50. Assumes that no GSCAC shareholders exercise their rights to have their shares converted into cash. The exact number of shares issued will be subject to the average share price, Complete Energy's actual net debt at closing and other adjustments
2. The CEH owners will generally receive non-voting Class B units in a subsidiary of GSCAC and Class B voting shares in GSCAC with the right to convert the Class B units and Class B shares (together as a unit) into Class A shares in GSCAC
3. Comprised of 25.2mm existing GSCAC shares representing approximately a 46.7% interest and 5.0mm GSCAC warrants based on the Treasury method (24.7mm warrants with a $7.50 strike price at a share price of $9.42) representing approximately a 9.3% interest
4. Existing net project debt less an estimated $4.6mm of cash in trust which will remain on the balance sheet
5. Number of shares issued at closing assumes an average $10.00 share price during relevant 20-day period before closing. Excludes the 3.5mm contingent shares issuable when the stock price reaches $14.50 and 3.5mm contingent shares issuable when the stock price reaches $15.50. Per share value and treasury method calculation for warrants are based on a $9.42 share price. Assumes that no GSCAC shareholders convert their shares to cash
6. Assumes minority shareholders do not participate in the transaction. Implied value of minority interest based on a $10.00 share price

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